UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



    Nevada                        333-119034                   98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)



    Suite 600 - 666 Burrard Street, Park Place, Vancouver, BC, Canada V6C 2X8
             (Address of principal executive offices and Zip Code)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
                   Suite 600 - 666 Burrard Street, Park Place
                   Vancouver, British Columbia, Canada V6C 2X8

       Registrant's telephone number, including area code: (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 16, 2006, China Health Holdings, Inc (the "Company") entered into a Letter of Intent, effective as of January 27, 2006, with WangJing Hospital and WangJing Hospital of China Academy of Chinese Medical Sciences, located in BeiJing, China, for the worldwide development of the China International University of Traditional Chinese Medicine and the University Hospital for Traditional Chinese Medical Sciences (the "Project"). WangJing Hospital and WangJing Hospital of China Academy of Chinese Medical Sciences consist of the Affiliated Hospital of Beijing College of Acupuncture and Orthopedics, the Orthopedic Department of Beijing College of Acupuncture and Orthopedics and the Institute of Orthopedics and Traumatology of China Academy of Traditional Chinese Medical Sciences.

     Pursuant to the Letter of Intent, the parties agreed to pursue the co-development of the China International University of Traditional Chinese Medicine and the University Hospital for Traditional Chinese Medical Sciences on a worldwide basis during the five (5) year period following execution of the Letter of Intent. Further, WangJing Hospital and WangJing Hospital of China Academy of Chinese Medical Sciences have agreed to provide the Company with full intellectual and scientific and medical and technical support for further development of the Project, while the Company has agreed to be responsible for further investment capital and business development for the Project. The Company believes that the Project will allow it to bring the Traditional Chinese Medical technologies and methods utilized by WangJing Hospital of China Academy of Chinese Medical Sciences to other universities and hospitals on a worldwide basis.

     The parties have agreed to further discuss and negotiate the detailed terms for the development of the project, and expect that any such agreement shall be made in a formal agreement to be entered into between the parties for the further development of The China International University of Traditional Chinese Medicine and the University Hospital for Traditional Chinese Medical Sciences shortly.

ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number                         Description
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10.1                Letter of Intent entered into as of January 16, 2006 by and between China Health Holding, Inc. and with WangJing Hospital and WangJing Hospital of China Academy of Chinese Medical Sciences

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   China Health Holding, Inc.


Date: February 2, 2006             /s/ Julianna Lu
                                   ----------------
                                   Julianna Lu
                                   Chief Operation Officer /PRESIDENT
                                   Chief Financial Officer/DIRECTOR